        THE TAIWAN
       FUND, INC.(R)







* * * * * * * * * * * * * *






                                         ---------------------------------------
       Annual Report                                   THE TAIWAN
       August 31, 1998                                 FUND, INC.
                                         ---------------------------------------
                                                     WHAT'S INSIDE
                                         ---------------------------------------
                                                                         Page
                                                                         ----
                                             Portfolio Manager's
                                               Message                     2

                                             Portfolio Snapshot            5

                                             Investments                   6

                                             Financial Statements          9

                                             Notes to Financial
                                               Statements                 12

                                             Report of Independent
                                               Accountants                15

                                             Other Information            16

                                             Summary of Dividend
                                               Reinvestment and
                                               Cash Purchase Plan         16
                                                      * * * * * * * *

                                         ---------------------------------------

-------------------------------------------------------------------------------

  PORTFOLIO MANAGER'S MESSAGE
-------------------------------------------------------------------------------
===============================================================================

Dear Shareholders:

We are pleased to present the Annual Report of the Taiwan Fund, Inc. (the "Fund") for the fiscal year ended August 31, 1998. This has been a difficult period for Asian markets and the Taiwan market has been no exception. For the fiscal year ended August 31, 1998, the Fund's U.S. Dollar net asset value ("NAV") decreased by 49.20%. This NAV decline percentage was calculated based on the change in the NAV and was adjusted for the US$4.61 per share distribution paid in January and May 1998. During the same period, the New Taiwan Dollar ("NT Dollar") depreciated against the U.S. Dollar by 21.66%, and the Taiwan Stock Exchange (TAIEX) Index decreased by 44.8% on a U.S. Dollar basis. For the fiscal year ended August 31, 1998, the Fund slightly underperformed the TAIEX Index due to the fact that the Fund's portfolio was heavily concentrated in the electronics sector, which underperformed the market by 5.8%.

For the fiscal year ended August 31, 1998, the Fund paid out an aggregate of $4.61 per share in dividends from realized gains. At August 31, 1998, the Fund's shares were trading at $11.00, which represented a discount of 28.4% from the Fund's NAV of $15.36. At August 29, 1997 the Fund's shares were trading at a discount of 29.0% from the Fund's NAV.

The Asian currency crisis and the volatility in world stock markets has been one of the main contributors to the downturn in the Taiwan stock market. Prior to the beginning of the Asian crisis in August of 1997, the TAIEX Index reached a high of 10,000 points. From August 1997 to October 1997, however, the TAEIX Index fell more than 30% to 7,040 points. From October 1997 to February 1998, the TAIEX Index rebounded to 9,378 points. The TAIEX Index then entered a downward trend for the next six months, closing at 6,550 points at the end of August of 1998. The recent decline in the TAIEX index has coincided with a fall of the NT Dollar against the U.S. Dollar. The NT Dollar has been under depreciation pressure since the Asian financial crisis. Capital outflows to safe havens, as well as concerns over declining exports and a slowing Taiwanese economy, have contributed to the depreciation of the NT Dollar. In order to counteract the depreciation of the NT Dollar, the Taiwanese government has had to raise short term real interest rates to their highest levels this decade. High real interest rates primarily have in turn had a negative impact on the Taiwanese economy.

Recent macroeconomic figures released by the government show an increasing weakness in the Taiwanese economy. The leading Taiwanese Economic indicator has declined for five consecutive months, declining 8.66% on a year over year basis since August 1997. For the first eight months of 1998, the trade surplus has

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
===============================================================================

decreased 15.72% as compared to the same period the previous year, declining to U.S. $3.7 billion. The decline in the trade surplus has been due primarily to weak demand from other Asian countries (please see Albert King on Taiwan's Exports). In addition, the risk to the Taiwanese Economy seems to be one of deflation rather than inflation. The annualized growth rates of the Wholesale Price Index (WPI) and the Consumer Price Index (CPI) as of August of 1998 have decreased to 0.82% and 0.44%, respectively. As a result of the increasing weakness in the Taiwanese economy, it appears likely that the monetary authorities in Taiwan may lower interest rates.

The likelihood of lower interest rates in Taiwan will increase as the U.S. Federal Reserve moves to ease rates in the United States. Should the government decide to decrease interest rates, its aim will be to keep economic growth from slowing below the adjusted 5.11% target for the calendar year ended December 31, 1998.

We believe the possibility of an interest rate cut creates some opportunities in the Taiwan stock market. In particular, we believe that interest rate sensitive sectors such as banks and finance companies may benefit from a cut in interest rates.

In addition, we are still optimistic about the technology sector, though selectively. While the global economy is moving closer to deflation, falling prices have been the norm for technology companies. The success of Taiwan's technology sector is primarily due to this sector's efforts to cut cost and improve flexibility. The new industry business model of Build-to-Order (BTO), by which Dell Computer has excelled, will require even more flexible management of production. This new model should further enhance Taiwan's competitive edge in the technology sector. We believe that Taiwanese companies are likely to increase their market share in this sector, independent of the growth performance of the global technology sector in the future. In particular, we are relatively bullish on PC companies and PC component makers. We remain conservative in our outlook towards the IC industry which is still struggling with over capacity. We will only invest in the strongest IC companies such as TSMC. Of the more cyclical sectors, we prefer container-shipping companies. Despite the fact that the industry is suffering from an over-tonnage problem, there are signs of increased pricing power in the industry. The fact that several well managed carriers are selling at break-up values indicates that the negative operating environment has contributed to discounted stock prices.

The Asian financial crisis has become a contagion throughout the global financial markets. As the shock waves of the crisis spread to Russia, Latin America, and possibly the U.S., the risk of global deflation increases. Commodity prices have hit historical lows.

Albert King on the Sectoral Returns:

The volatility of the Stock Market is reflected not only in the index itself but also among sectors.

INDICES (in NTD)
RETURNS
-------                                             6 Months  6 Months    1 Year
                                                      Ending    Ending    Ending
                                                    98/2/27    98/8/31   98/8/31
                                                    -------    -------   -------

Food                                                    20.7%    -17.0%     0.2%
Others                                                  0.5%    -13.3%    -12.9%
Tourism                                                16.1%    -26.3%    -14.4%
Steel                                                  -9.6%     -7.4%    -16.3%
Cable & Wire                                           -1.9%    -15.5%    -17.2%
Electrical                                             -2.0%    -15.5%    -17.2%
Rubber                                                -10.0%    -10.6%    -19.5%
Auto                                                  -15.8%     -4.7%    -19.7%
Cement                                                 -5.3%    -16.1%    -20.5%
Glass                                                  -8.8%    -17.2%    -24.5%
Retail                                                 -6.1%    -23.1%    -27.7%
Construction                                           -0.3%    -28.4%    -28.2%
Chemical                                               -7.8%    -24.7%    -30.5%
TAIEX Ex.
Financial                                              -4.9%    -27.1%    -30.7%
Textile                                                -4.2%    -27.7%    -30.8%
Transportation                                        -14.3%    -20.5%    -31.9%
TAIEX Index                                            -5.7%    -28.8%    -32.9%
Taiwan Fund                                           -13.5%    -25.1%    -35.2%
Electronics                                            -6.2%    -34.7%    -38.7%
Financial                                              -7.8%    -33.8%    -39.0%
Plastics                                               -6.4%    -35.5%    -39.6%
Paper & Pulp                                          -16.9%    -27.6%    -39.8%

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
===============================================================================

Economic contractions are being felt in many emerging economies. So far, Taiwan has survived the shock to its capital account, due in large part to its large foreign exchange reserves and negligible foreign debt. But the economy is feeling the impact on the current account, which is slowing export growth. Nonetheless, we are positive about the prospects for Taiwan because of its competitive manufacturing sector and solid financial position. We believe Taiwan will emerge from the crisis as a winner, having gained a larger share of the world economy.

The Taiwan stock market has been very volatile lately. (See Albert King on the Sectors Return) In order to balance the Fund's objective to outperform the TAIEX Index with its objective to minimize fluctuations in the Fund's NAV, we have adopted a more systematic approach to managing the Fund's portfolio. Since March 1998, we have divided the Fund into two parts: core portfolio and active portfolio. In the core portfolio, we use a "top-down approach" to select, within each sector, companies that provide good earnings potential over the long term and are well managed. In the active portfolio, we use the "bottom-up approach" to pick outperforming stocks that may be growth, value or momentum plays.

The Fund now allocates approximately 70% of its asset value to the core portfolio, and the remaining portion to the active portfolio.

We thank you for your continued support and look forward to being able to provide you with the successful results of our investment strategy in future reports.


Sincerely yours,

/s/ Albert King

Albert King
Portfolio Manager


NOTE:

Effective April 14, 1998 Lawrence J. Lau and Michael Chen were elected by the Board of Directors of the Fund to serve as directors of the Fund. In addition, at that time Albert King was appointed the Portfolio Manager of the Fund and Pedro Tai was appointed the Deputy Portfolio Manager of the Fund.

Effective October 12, 1998, Michael Chen resigned from the Board of Directors of the Fund. At that time, The Board of Directors elected Gloria Wang to serve as a Director of the Fund. The Board of Directors appointed S.Y. Wang as Chairman of the Board and appointed Vicki Hau as Treasurer and Secretary of the Fund.

Albert King on Taiwan's Exports:

Taiwan's exports have decreased on a year to year basis for the first two quarters of 1998. (See Chart I) and may decline yet again in the third quarter. The decline in exports has been mainly due to weak Asian demand. (See Chart II). While export growth to the U.S. has slowed slightly, exports to Europe still maintain robust growth. Because exports have been the major driving force behind Taiwan's economic growth, Taiwan's economic recovery may have to wait until exports begin to increase again.

Chart I. Taiwan's Quarterly Trade Figures:
                                                             In US$ billion
                                                         Q4 97    Q1 98    Q2 98
                                                         -----    -----    -----
Total Exports                                            32.31    26.87    27.64
YoY% Chg                                                  6.36    -6.55    -7.61
Total Imports                                            30.12    26.97    26.29
YoY% Chg                                                 16.58     0.05    -6.91
Trade Balance                                             2.19    -0.09     1.35
YoY% Chg                                                -51.74      n.m.  -19.48


Chart II.  Geographic Breakdown of
           Taiwan's Exports:
                                                             In US$ billion
                                                         Q4 97    Q1 98    Q2 98
                                                         -----    -----    -----
Asia                                                     15.88    12.16    12.95
YoY% Chg                                                 -0.99   -15.15   -16.98
Europe                                                    5.19     4.95     4.69
YoY% Chg                                                 14.03     3.95     9.72
U.S.A                                                     8.00     6.89     7.04
YoY% Chg                                                 15.99     2.21    -0.59

-------------------------------------------------------------------------------

  PORTFOLIO SNAPSHOT
-------------------------------------------------------------------------------
===============================================================================

--------------------------------------------------
          TOP TEN EQUITY HOLDINGS
--------------------------------------------------

HOLDINGS AS OF AUGUST 31, 1998               %
--------------------------------------------------
Taiwan Semiconductor Manufacturing Co.     4.0
--------------------------------------------------
Cathay Life Insurance Co. Ltd.             3.5
--------------------------------------------------
Hou Hai Precision Industry                 3.4
--------------------------------------------------
Mitac International Corp.                  3.0
--------------------------------------------------
Inventec Co. Ltd.                          2.8
--------------------------------------------------
Wus Printed Circuit Co. Ltd.               2.7
--------------------------------------------------
Nien Hsing Textile Co. Ltd.                2.6
--------------------------------------------------
China Motor Co.                            2.6
--------------------------------------------------
Delta Electronics, Inc.                    2.4
--------------------------------------------------
China Steel Corp.                          2.4
--------------------------------------------------

--------------------------------------------------
       TOP TEN EQUITY INDUSTRY WEIGHTINGS
--------------------------------------------------

WEIGHTINGS AS OF AUGUST 31, 1998             %
--------------------------------------------------
Electronics                               19.4
--------------------------------------------------
Computers & Business Equipment            18.0
--------------------------------------------------
Textiles & Apparel                         9.3
--------------------------------------------------
Banks                                      9.0
--------------------------------------------------
Automobiles, Tires & Accessories           6.1
--------------------------------------------------
Insurance                                  5.0
--------------------------------------------------
Construction & Real Estate                 4.5
--------------------------------------------------
Plastics                                   4.4
--------------------------------------------------
Shipping                                   4.4
--------------------------------------------------
Foods                                      4.3
--------------------------------------------------

--------------------------------------------------
            TOP TEN EQUITY HOLDINGS
--------------------------------------------------

HOLDINGS AS OF AUGUST 31, 1997               %
--------------------------------------------------
Taiwan Semiconductor Manufacturing Co.     7.2
--------------------------------------------------
China Motor Co.                            4.8
--------------------------------------------------
Asustek Computer, Inc.                     4.6
--------------------------------------------------
Nan Ya Plastics Corp.                      4.6
--------------------------------------------------
United Micro Electric Corp. Ltd.           4.5
--------------------------------------------------
Yue Loong Motor                            4.1
--------------------------------------------------
Liton Electronics                          3.9
--------------------------------------------------
Pou Chen                                   3.8
--------------------------------------------------
China Steel Corp.                          3.3
--------------------------------------------------
Hou Hai Precision Industry                 2.9
--------------------------------------------------

--------------------------------------------------
       TOP TEN EQUITY INDUSTRY WEIGHTINGS
--------------------------------------------------

WEIGHTINGS AS OF AUGUST 31, 1997             %
--------------------------------------------------
Electronics                               22.0
--------------------------------------------------
Automobiles, Tires & Accessories          14.2
--------------------------------------------------
Computers & Business Equipment            12.1
--------------------------------------------------
Plastics                                   8.1
--------------------------------------------------
Textiles & Apparel                         7.2
--------------------------------------------------
Construction & Real Estate                 6.5
--------------------------------------------------
Iron & Steel                               5.6
--------------------------------------------------
Banks                                      4.8
--------------------------------------------------
Electrical Equipment                       2.8
--------------------------------------------------
Insurance                                  2.8
--------------------------------------------------

-------------------------------------------------------------------------------

   THE TAIWAN FUND, INC.
   INVESTMENTS/AUGUST 31, 1998 (SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES)
-------------------------------------------------------------------------------
===============================================================================

                                                              US$
                                                             VALUE
                                              SHARES        (NOTE 1)
                                              ------        --------
COMMON STOCKS - 96.3%
BASIC INDUSTRIES - 11.0%
CEMENT - 1.3%
Asia Cement..............................    1,992,675   $  1,532,167
Taiwan Cement Corp. .....................    2,090,880      1,679,662
                                                         ------------
                                                            3,211,829
                                                         ------------
CHEMICALS - 0.3%
Eternal Chemical Co. Ltd. (a)............      260,000        366,260
Oriental Union Chemical..................      780,160        391,703
                                                         ------------
                                                              757,963
                                                         ------------
GLASS - 0.6%
Taiwan Glass.............................    1,458,513      1,477,134
                                                         ------------
INDUSTRIAL MACHINERY - 0.3%
Taichung Machinery (a)...................      278,116        646,317
                                                         ------------
IRON & STEEL - 2.8%
China Steel Corp.........................   10,507,527      5,968,986
Ton Yi Industrial Corp. (a)..............    1,066,393        492,582
Tung Ho Steel............................      924,000        466,573
                                                         ------------
                                                            6,928,141
                                                         ------------
PAPER & FOREST PRODUCTS - 0.6%
Shihlin Paper Corp. (a)..................      370,000      1,045,618
Yuen Foong Yu Paper Manufacturing (a)....    1,788,836        587,639
                                                         ------------
                                                            1,633,257
                                                         ------------
PLASTICS - 4.4%
Asia Polymer Corp........................      172,500        120,262
China Petrochemical Development Corp. (a)    5,750,000      3,348,874
Formosa Plastic (a)......................    2,673,355      2,814,865
Nan Ya Plastics Corp. (a)................    3,321,100      2,953,783
Taiwan Polypropylene.....................       54,000         28,816
Taiwan Synthetic Rubber (a)..............    1,380,000        669,115
USI Far East Corp. (a)...................    2,510,000      1,018,979
                                                         ------------
                                                           10,954,694
                                                         ------------
WIRE & CABLE - 0.7%
Pacific Electrical Wire & Cable (a)......    1,576,000      1,103,268
Walsin Lihwa Corp. (a)...................    1,737,004        737,560
                                                         ------------
                                                            1,840,828
                                                         ------------
TOTAL BASIC INDUSTRIES...................                  27,450,163
                                                         ------------

                                                               US$
                                                              VALUE
                                               SHARES        (NOTE 1)
                                               ------        --------
CONSTRUCTION & REAL ESTATE - 4.5%
BES Engineering (a)......................    2,076,000   $    899,372
Cathay Construction......................    2,931,264      1,429,680
Continental Engineering Corp. (a)........      805,000        508,105
GoldSun Development & Construction (a)...    2,035,000        750,244
Hung Poo Construction Corp. (a)..........    1,000,000        877,923
Kindom Construction Co. Ltd. (a).........    3,150,000      3,434,227
Kuoyang Construction (a).................    1,950,000      2,735,762
Pacific Construction (a).................    2,290,194        729,340
                                                         ------------
TOTAL CONSTRUCTION & REAL ESTATE.........                  11,364,653
                                                         ------------
DURABLES - 15.8%
AUTOMOBILES, TIRES & ACCESSORIES - 6.1%
Cheng Shin Rubber Industrial Co.(a)......    1,175,618      1,318,797
China Motor Co...........................    3,546,166      6,409,652
Giant Manufacturing......................    2,638,669      5,110,031
Yue Loong Motor..........................    2,191,589      2,559,107
                                                         ------------
                                                           15,397,587
                                                         ------------
CONSUMER ELECTRONICS - 0.4%
Teco Electric & Machinery Co.(a).........    1,087,261        907,741
                                                         ------------
TEXTILES & APPAREL - 9.3%
Delicacy Industrial (a)..................    2,500,000      2,424,329
Everest Textile Co. Ltd. (a).............    2,370,000      2,549,849
Far Eastern Textile Ltd..................    3,360,000      1,937,627
Formosa Chemical & Fibre (a).............    3,194,123      1,878,626
Formosa Taffeta Co. Ltd..................    1,357,188        634,691
Hualon Teijran (a).......................    3,100,630        862,892
Lealea Enterprise (a)....................    1,500,000        710,085
Nien Hsing Textile Co. Ltd. (a)..........    2,950,000      6,516,998
Pou Chen (a).............................    2,190,332      4,807,356
Shinkong Synthetic Fibers Corp.(a).......    1,620,000        462,459
Tainan Spinning (a)......................    1,836,000        618,936
Tuntex Distinct..........................      125,000         35,863
                                                         ------------
                                                           23,439,711
                                                         ------------
TOTAL DURABLES...........................                  39,745,039
                                                         ------------

 6  The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
===============================================================================

                                                              US$
                                                             VALUE
                                              SHARES        (NOTE 1)
                                              ------        --------
COMMON STOCKS - continued
FINANCE - 14.0%
BANKS - 9.0%
Chang Hwa Commercial Bank................    2,210,600   $  3,107,715
China United Trust & Investment Co. (a)..      600,000        395,926
China Trust Commercial Bank (a)..........    2,163,200      1,470,889
Chung Hsing Bills Finance (a)............    3,543,750      1,169,219
Dah An Commercial Bank (a)...............    2,400,920        867,927
First Commercial Bank....................    2,423,680      3,289,056
Fuh Hwa Securities.......................      803,880        618,103
Hwa Nan Commercial Bank Ltd..............    1,913,200      2,673,155
ICBC.....................................    2,061,500      2,010,931
Taipei Bank..............................    1,000,000      1,029,981
Taipei Business Bank (a).................    1,900,000      1,744,369
Taiwan Business Bank (a).................    3,780,000      2,499,498
United World Chinese (a).................    2,082,000      1,791,995
                                                         ------------
                                                           22,668,764
                                                         ------------
INSURANCE - 5.0%
Cathay Life Insurance Co. Ltd............    3,200,088      8,722,087
Fubon Insurance Co. (a)..................    1,400,000      1,409,841
Shin Kong Life Insurance Co..............    1,672,000      2,297,770
                                                         ------------
                                                           12,429,698
                                                         ------------
TOTAL FINANCE............................                  35,098,462
                                                         ------------
NONDURABLES - 4.6%
FOODS - 4.3%
AGV Products Corp. (a)...................    4,580,000      2,168,125
President Enterprises Corp. (a)..........    4,000,000      2,639,506
Wei Chuan Food Corp. (a).................    3,030,000      5,911,347
                                                         ------------
                                                           10,718,978
                                                         ------------
LEISURE RELATED - 0.3%
Leofoo Development.......................      568,000        912,580
                                                         ------------
TOTAL NONDURABLES........................                  11,631,558
                                                         ------------
RETAIL & WHOLESALE - 1.7%

GENERAL MERCHANDISE STORES - 1.7%
Far Eastern Department Stores............    1,060,129        547,477
National Petroleum Co. Ltd. (a)..........    1,030,000        945,632
President Chain Store Corp...............    1,006,200      2,655,871
                                                         ------------
TOTAL RETAIL & WHOLESALE.................                   4,148,980
                                                         ------------

                                                              US$
                                                             VALUE
                                              SHARES        (NOTE 1)
                                              ------        --------
TECHNOLOGY - 39.8%
COMPUTERS & BUSINESS EQUIPMENT - 18.0%
Acer Peripherals, Inc. (a)...............    1,000,000   $  1,316,884
Acer, Inc. (a)...........................    2,500,000      2,216,325
Asustek Computer, Inc. (a)...............      750,000      5,422,464
Aurora Corp. (a).........................      480,000        523,311
Chuntex Electronic Corp. (a).............    3,100,000      3,753,263
CMC Magnetics Corp. (a)..................      643,500      1,080,039
Compal Electronics, Inc. (a).............    1,050,000      3,283,603
D-Link Corp. (a).........................      390,000        945,488
Delta Electronics, Inc...................    2,120,086      6,082,587
First International Computer, Inc. (a)...    1,026,000        912,525
Inventec Co. Ltd. (a)....................    2,390,276      6,926,348
Kye Systems Corp. (a)....................      611,000      1,183,259
Microtek International, Inc. (a).........      696,480        515,541
Mitac International Corp. (a)............    4,297,100      7,582,029
Ritek, Inc. (a)..........................      225,000        710,085
Synnex Technology International (a)......      617,800      2,233,332
Universal Scientific Industrial Co. (a)..      320,000        596,758
                                                         ------------
                                                           45,283,841
                                                         ------------
ELECTRICAL EQUIPMENT - 2.4%
Phoenixtec Power Co. Ltd. (a)............    2,000,780      4,104,311
Primax Electronics (a)...................      340,360        673,787
Tatung Co................................    2,339,739      1,342,555
                                                         ------------
                                                            6,120,653
                                                         ------------
ELECTRONICS - 19.4%
Advanced Semiconductor
 Engineering, Inc.(a)....................    1,700,972      2,440,069
Compeq Manufacturing Co. Inc. (a)........      653,518      3,806,172
Holtek Microelectronics, Inc. (a)........      792,000        499,900
Hou Hai Precision Industry (a)...........    1,840,784      8,661,270
Hua Jung Components Co. Ltd. (a).........      750,000      1,086,645
Liton Electronics........................      576,000      1,288,997
Macronix International Co. Ltd. (a)......    1,464,000        957,659
Mosel Vitelic, Inc. (a)..................    2,180,500      1,326,254
Orient Semiconductor Electronics Ltd. (a)      412,500        340,840
Realtek Semiconductor Corp. (a)..........      700,000      2,148,902
Siliconware Precision Industry (a).......      922,352      1,299,310
Taiwan Mask Corp. (a)....................      240,000        385,597
Taiwan Secom Co. (a).....................      375,000        753,120
Taiwan Semiconductor
 Manufacturing Co. (a)...................    5,666,700     10,022,708
United Microelectronics Corp. Ltd. (a)...    4,290,500      3,902,133
Winbond Electronics Corp. (a)............    2,391,750      1,756,672
Wus Printed Circuit Co. Ltd. (a).........    3,000,000      6,842,633
Yageo Corp. (a)..........................      952,000      1,223,629
                                                         ------------
                                                           48,742,510
                                                         ------------
TOTAL TECHNOLOGY.........................                 100,147,004
                                                         ------------

    The accompanying notes are an integral part of the financial statements.   7

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
===============================================================================

                                                              US$
                                                             VALUE
                                              SHARES        (NOTE 1)
                                              ------        --------
TRANSPORTATION - 4.9%
AIR TRAVEL - 0.5%
China Airlines (a).......................    1,980,000   $  1,136,135
                                                         ------------
SHIPPING - 4.4%
Evergreen Marine Corp....................    8,500,890      5,170,531
U-Ming Marine Transport..................    2,100,000        765,170
Wan Hai Lines Ltd. (a)...................      850,000        943,767
Yang Ming Marine Transport (a)...........    6,708,400      4,234,250
                                                         ------------
                                                           11,113,718
                                                         ------------
TOTAL TRANSPORTATION.....................                  12,249,853
                                                         ------------
TOTAL COMMON STOCK
 (Identified Cost - $277,201,545)........                 241,835,712
                                                         ------------

                                             PRINCIPAL
                                              AMOUNT
                                                NT$
                                             ---------
CERTIFICATES OF DEPOSIT - 1.0%
Hong Kong Bank:
 6.90%, 12/14/98.........................   20,000,000        573,805
 7.00%, 9/12/98..........................   20,000,000        573,806
ICBC Central Branch 6.375%, 9/23/98......   20,173,710        578,790
ICBC Downtown Branch 6.50%, 5/25/99......   30,000,000        860,709
                                                         ------------
TOTAL CERTIFICATES OF DEPOSIT
 (Identified Cost - $2,632,038)..........                   2,587,110
                                                         ------------
COMMERCIAL PAPER - 2.4%
Chi Tai Co. 6.50%, 9/01/98 (b)...........   86,938,260      2,494,283
Chia Fu Co 6.40%, 9/08/98 (b)............   49,930,049      1,432,507
Chung Shin 6.40%, 9/10/98 (b)............   19,965,034        572,803
Lien Jhan International 6.40%, 9/07/98
 (b).....................................   49,938,784      1,432,758
                                                         ------------
TOTAL COMMERCIAL PAPER
 (Identified Cost - $5,934,500)..........                   5,932,351
                                                         ------------
CONVERTIBLE BONDS - 0.1%
United MicroElectronics Corp. Ltd.
 0.00%, 1/19/08..........................   10,000,000        275,140
 (Identified Cost - $292,826)

                                              MATURITY        US$
                                               AMOUNT        VALUE
                                                US$         (NOTE 1)
                                              --------      --------
REPURCHASE AGREEMENT - 0.2%
With State Street Bank and Trust Co. at
  2.000%, dated 8/31/98, due 9/8/98
  (collateralized by U.S. Treasury Notes
  5.625%, 2/28/01, market value $455,625).  $  446,198   $    446,000
                                                         ------------
TOTAL INVESTMENTS - 100%
 (COST - $286,506,909)....................               $251,076,313
                                                         ============

LEGEND:

NT$ - New Taiwan dollar

US$ - United States dollar

(a) Non-income producing

(b) Certificates of Deposit and Commercial Paper that are traded through Bills Finance Corporations must be guaranteed by either a bank, a trust company or a Bills Finance Corporation. Since there is no recognized credit rating system in the Republic of China, the guarantee may not be comparable to a guarantee issued by a U.S. institution.

INCOME TAX INFORMATION:

At August 31, 1998, the aggregate cost basis of the Fund's investment securities for income tax purposes was $295,843,607. Net unrealized depreciation of the Fund's investment securities was $44,767,294, of which $31,596,037 related to appreciated investment securities and $76,363,331 was related to depreciated investment securities for the fiscal year ended August 31, 1998. The Fund distributed to Stockholders from mid-term and long term capital gains $33,351,350 and $5,713,223, respectively.

 8  The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------

    FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
===============================================================================

STATEMENT OF ASSETS AND LIABILITIES

August 31, 1998

ASSETS
Investment in securities, at value
  (including repurchase agreement of
  $446,000) (cost $286,506,909) (Notes 1
  and 2) - See accompanying schedule......               $251,076,313
Cash......................................                     34,932
Cash in New Taiwan dollars (cost
 $1,312,644)..............................                  1,337,597
Receivable for investments sold...........                  2,014,422
Dividends receivable......................                     18,412
Interest receivable.......................                     29,311
Prepaid expenses..........................                     29,433
                                                         ------------
 Total assets.............................                254,540,420
                                                         ------------
LIABILITIES
Payable for investments purchased.........  $2,511,705
Accrued management fee (Note 3)...........     342,254
Taiwan withholding tax payable (Note 1)...     116,964
Other payables and accrued expenses.......     213,353
                                            ----------
 Total liabilities........................                  3,184,276
                                                         ------------
NET ASSETS................................               $251,356,144
                                                         ============
Net Assets consist of (Note 1):
Paid in capital...........................               $273,134,732
Accumulated undistributed net realized
 gain (loss) on investments and foreign
 currency.................................                 13,626,692
Net unrealized appreciation (depreciation)
 on:
 Investment securities....................                (35,430,596)
 Assets and liabilities denominated in
   foreign currencies.....................                     25,316
                                                         ------------
NET ASSETS................................               $251,356,144
                                                         ============
NET ASSET VALUE, per share ($251,356,144 /
 16,365,572 shares outstanding)...........                     $15.36
                                                               ======

STATEMENT OF OPERATIONS

Year Ended August 31, 1998

INVESTMENT INCOME
Dividends............................                   $     1,759,988
Interest.............................                         1,707,745
                                                        ---------------
                                                              3,467,733
Less: Taiwan withholding tax (Note 1)                          (667,119)
                                                        ---------------
 Total Income........................                         2,800,614

EXPENSES
Management fee (Note 3)
 Basic fee...........................  $    5,175,770
 Performance adjustment..............          53,311
Taiwan stock dividend tax (Note 1)...       1,528,829
Custodian fees and expenses..........         541,192
Administration and accounting fees
 (Note 3)............................         267,274
Legal................................         170,000
Shareholder communications...........         137,000
Directors compensation...............         119,500
Audit................................         107,000
Insurance fees.......................          75,802
Delaware franchise tax...............          65,000
Transfer agent fees..................          18,000
Miscellaneous........................          33,000
                                       --------------
 Total expenses before waiver........                         8,291,678
Management fee waiver (note 3).......                           (79,965)
                                                        ---------------
 Total expenses after waiver.........                         8,211,713
                                                        ---------------
NET INVESTMENT INCOME (LOSS).........                        (5,411,099)
                                                        ---------------
REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS (NOTE 1)
Net realized gain (loss) on:
  Investment securities..............     (36,882,793)
  Foreign currency transactions......       2,353,100
                                       --------------
                                                            (34,529,693)
Change in net unrealized appreciation
  (depreciation) on:
  Investment securities..............    (222,181,121)
  Assets and liabilities denominated
    in foreign currencies............          12,292
                                       --------------
                                                           (222,168,829)
                                                        ---------------
Net gain (loss)......................                      (256,698,522)
                                                        ---------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..........                   $  (262,109,621)
                                                        ===============

    The accompanying notes are an integral part of the financial statements.   9

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
===============================================================================

STATEMENT OF CHANGES IN NET ASSETS

                                                                Year Ended      Year Ended
                                                                August 31,      August 31,
                                                                   1998            1997
                                                              -------------    ------------
INCREASE (DECREASE) IN NET ASSETS
Operations
 Net investment income (loss)...............................  $  (5,411,099)   $ (8,130,644)
 Net realized gain (loss) on investments and foreign
   currency transactions....................................    (34,529,693)     88,093,564
 Change in net unrealized appreciation (depreciation) on
   investments and foreign currency transactions............   (222,168,829)    144,915,883
                                                              -------------    ------------
 Net increase (decrease) in net assets resulting from
   operations...............................................   (262,109,621)    224,878,803
                                                              -------------    ------------
Distributions to shareholders
 In excess of net investment income.........................              0        (127,651)
 From net realized gains....................................    (75,445,287)              0
                                                              -------------    ------------
 Total distributions to shareholders........................    (75,445,287)       (127,651)
                                                              -------------    ------------
Share transactions (Note 4)
 Reinvestment of distributions from net investment income...              0           1,254
                                                              -------------    ------------
 Net increase in net assets resulting from share
   transactions.............................................              0           1,254
                                                              -------------    ------------
   Total increase (decrease) in net assets..................   (337,554,908)    224,752,406
                                                              -------------    ------------
NET ASSETS
  Beginning of period.......................................    588,911,052     364,158,646
                                                              -------------    ------------
 End of period..............................................  $ 251,356,144    $588,911,052
                                                              =============    ============
OTHER INFORMATION
  Shares (Note 4)
 Issued in reinvestment of distributions from net investment
   income...................................................              0              53
                                                              -------------    ------------
 Net increase...............................................              0              53
                                                              =============    ============

 10   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS+

                                                                               Years Ended August 31,
                                                              --------------------------------------------------------
                                                                1998        1997        1996        1995        1994
                                                                ----        ----        ----        ----        ----
SELECTED PER SHARE DATA
Net asset value, beginning of period........................  $  35.98    $  22.25    $  18.28    $  32.26    $  18.06
                                                              --------    --------    --------    --------    --------
Income from Investment Operations
 Net investment income (loss)...............................     (0.33)+++    (0.50)     (0.18)++    (0.19)      (0.24)
 Net realized and unrealized gain (loss) on investments.....    (15.68)      14.24        4.18       (7.27)      14.20
                                                              --------    --------    --------    --------    --------
 Total from investment operations...........................    (16.01)      13.74        4.00       (7.46)      13.96
                                                              --------    --------    --------    --------    --------
Less Distributions
 From net investment income.................................        --          --          --          --       (0.14)
 In excess of net investment income.........................        --       (0.01)      (0.03)         --       (0.01)
 From net realized gains....................................     (4.61)         --          --       (5.88)         --
 In excess of net realized gains............................        --          --          --       (0.21)         --
                                                              --------    --------    --------    --------    --------
 Total distributions........................................     (4.61)      (0.01)      (0.03)      (6.09)      (0.15)
                                                              --------    --------    --------    --------    --------
Antidilution/(Dilution) resulting from additional offering
 of shares at market and reinvestment of dividends at
 market.....................................................      0.00          --        0.02       (0.40)       0.44
Offering expenses...........................................        --          --       (0.02)      (0.03)      (0.05)
                                                              --------    --------    --------    --------    --------
Net asset value, end of period..............................  $  15.36    $  35.98    $  22.25    $  18.28    $  32.26
                                                              ========    ========    ========    ========    ========
Market value, end of period.................................  $  11.00    $  25.56    $  23.50    $  21.63    $  31.88
                                                              ========    ========    ========    ========    ========
TOTAL RETURN
Per-share market value......................................    (48.87)%       8.8%        8.8%      (12.0)%      59.2%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000 omitted).....................  $251,356    $588,911    $364,159    $271,095    $363,723
Ratio of expenses (after waiver) to average net
 assets++++.................................................      2.29%       2.56%       2.24%       2.43%       2.49%
Ratio of expenses (after waiver) to average net assets,
 excluding stock dividend tax expense.......................      1.87%       2.25%       1.81%       2.02%       2.28%
Ratio of net investment income (loss) to average net
 assets.....................................................     (1.51)%     (1.74)%     (0.92)%     (0.78)%     (1.01)%
Portfolio turnover rate.....................................        97%        126%        131%        159%        267%

+    Based on average shares outstanding during the period.
++   Investment Income per share reflects a regular dividend from China Steel
Corp. of $0.05 per share. (Based on shares outstanding at 8/31/96.)
+++ Investment Income per share reflects a regular dividend from China Steel Corp. of $0.02 per share. (Based on shares outstanding at 8/31/98.)
++++ Expense ratio includes 20% tax paid on stock dividends received by the Fund.

    The accompanying notes are an integral part of the financial statements.  11

-------------------------------------------------------------------------------

    NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
===============================================================================

1. SIGNIFICANT ACCOUNTING POLICIES

The Taiwan Fund, Inc. (the "Fund"), a Delaware corporation, is registered under the Investment Company Act of 1940, as amended (the Act), as a diversified closed-end management investment company.

The Fund is not permitted to invest directly in the securities of Republic of China (ROC) companies. Therefore, it invests through a contractual securities investment trust fund arrangement. This arrangement was established by means of the Securities Investment Trust, Investment Management and Custodian Contract (Management Contract) among China Securities Investment Trust Corporation (Adviser), the International Commercial Bank of China (Custodian) and the Fund. Under the Management Contract the Adviser manages and invests the assets of the Fund and the Custodian holds the assets. The Fund is the sole beneficiary of the assets held under the Management Contract and, as required by ROC regulations, its interest in the assets is evidenced by units of beneficial interest.

The Fund concentrates its investments in the securities listed on the Taiwan Stock Exchange. Because of this concentration, the Fund may be subject to additional risks resulting from future political or economic conditions in Taiwan and the possible imposition of adverse governmental laws of currency exchange restrictions affecting Taiwan.

The Fund is treated as a Qualified Foreign Institutional Investor (QFII) which limits the Fund's ownership of a company's shares to no more than 10% of such shares. In addition, all QFIIs together can not own more than 30% of a company's shares. All Funds managed by China Securities Investment Trust Company (CSITC) are limited in aggregate to 10% ownership of a company's shares.

The policies described below are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. generally accepted accounting principles.

Security Valuation. All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination of the Fund's net asset value per share or, if there was no sales price on such date, at the closing price quoted for such securities (but if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than such quoted closing price). Securities which are traded over-the-counter are valued at the mean between the current bid and asked prices or, if no quotations are available, are valued as determined in good faith by the Board of Directors of the Fund. In certain instances where the price determined above may not represent fair market value, the value is determined in such manner as the Board may prescribe. Short-term investments, having a maturity of 60 days or less are valued at cost which approximates market value, with accrued interest or discount earned included in interest receivable.

Foreign Currency Translation. The financial accounting records of the Fund are maintained in U.S. dollars. Investment securities, other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of the transactions.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments in securities.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
===============================================================================

1. SIGNIFICANT ACCOUNTING POLICIES - continued

Forward Foreign Currency Transactions. A forward foreign currency contract ("Forward") is an agreement between two parties to buy or sell currency at a set price on a future date. The Fund may enter into Forwards in order to hedge foreign currency risk or for other risk management purposes. Realized gains or losses on Forwards include net gains or losses on contracts that have matured or which the Fund has terminated by entering into an offsetting closing transaction. Unrealized appreciation or depreciation of Forwards is included in the Statement of Assets and Liabilities and is carried on a net basis. The portfolio could be exposed to risk of loss if the counterparty is unable to meet the terms of the contract or if the value of the currency changes unfavorably. As of August 31, 1998 the Fund had no open Forwards.

Taxes. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the Fund is not subject to income taxes to the extent that it distributes all of its investment company taxable income and net realized capital gains for its fiscal year. In addition to federal income tax for which the Fund is liable on undistributed amounts, the Fund is subject to federal excise tax on undistributed investment company taxable income and net realized capital gains. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information." The Fund is organized in Delaware and as such is required to pay Delaware an annual franchise tax. Also, the Fund is currently subject to a Taiwan security transaction tax of 0.3% on equities and 0.1% on corporate bonds and mutual fund shares of the transaction amount.

The Fund's functional currency for tax reporting purposes is the New Taiwan dollar.

Investment Income. Dividend income is recorded on the ex-dividend date, except where the ex-dividend date may have passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

Dividends are typically declared by Taiwanese companies in the Fund's third fiscal quarter of each year. As a result, the Fund receives substantially less dividend income in the first half of its year. Interest income, which includes accretion of original discount, is accrued as earned.

Dividend and interest income generated in Taiwan is subject to a 20% withholding tax. Stock dividends received (except those which have resulted from capitalization of capital surplus) are taxable at 20% of the par value of the stock dividends received.

Distributions to Shareholders. The distributable income from the assets held under the Management Contract, which is limited to cash dividends and interest income received, may be distributed to the Fund only once in each year at the Fund's discretion and is recorded on the ex-dividend date. Realized capital gains and stock dividends may also be distributed to the Fund. Within the above limitations the Fund will, under current ROC regulations, be able to remit out of the ROC the proceeds of income and capital gains distributions, unit redemptions and other distributions of assets held under the Management Contract.

The Fund distributes to shareholders at least annually, substantially all of its taxable ordinary income and expects to distribute its taxable net realized gains. Certain foreign currency gains (losses) are taxable as ordinary income and, therefore, increase (decrease) taxable ordinary income available for distribution. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), shareholders may elect to have all distributions automatically reinvested in Fund shares. (See the summary of the Plan.) Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, losses deferred due to wash sales and excise tax regulations. Permanent book

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
===============================================================================

1. SIGNIFICANT ACCOUNTING POLICIES - continued

and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

Security Transactions. Security transactions are accounted for as of the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short-term securities, aggregated $326,870,320 and $409,499,430, respectively.

3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Management Fee. From September 1, 1997 through February 14, 1998, as the Fund's investment adviser, CSITC received a fee that was computed daily at an annual rate of 1.50% of the Fund's average net assets. The basic fee was subject to a performance adjustment (up to a maximum of P .50%) based on the Fund's investment performance as compared to the Taiwan Stock Exchange Index over a rolling 36-month period.

Effective February 14, 1998, the Fund's shareholders approved the proposal to reduce the Fund's Investment Advisory basic fee to an annual rate of 1.30% and to reduce the performance adjustment to a maximum of P 0.30%. The revised contract to reduce the Investment Advisory basic fee and the performance fee was approved on April 30, 1998 by the Republic of China Securities and Exchange Commission (SEC). Until such approval was received, CSITC voluntarily agreed to reduce its basic fee and performance fee to 1.30% and P 0.30%, respectively, as approved by the Fund's shareholders.

For the year ended August 31, 1998, the management fee, including the performance adjustments and after voluntary reductions, was equivalent to an annual rate of 1.44% of average net assets.

Directors Fees. No director, officer or employee of the Investment Manager or its affiliates will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays each of its directors who is not a director, officer or employee of the Investment Manager an annual fee of $10,000 plus $1,000 for each Board of Directors' meeting or Audit Committee meeting attended. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with Board of Directors' meetings.

Administration Fees. State Street Bank and Trust Company ("State Street") provides, or arranges for the provision of certain administrative and accounting services for the Fund, including maintaining the books and records of the Fund, and preparing certain reports and other documents required by federal and/or state laws and regulations. For these services, the Fund pays State Street a fee at the annual rate of 0.09% of the Fund's average daily net assets up to $150 million, 0.06% of the next $150 million, and 0.04% of those assets in excess of $300 million, subject to certain minimum requirements.

4. FUND SHARES

At August 31, 1998, there were 20,000,000 shares of $0.01 par value capital stock authorized, of which 16,365,572 were issued and outstanding. On January 17, 1997, the Fund issued 53 shares of its common stock, valued at $1,254, to shareholders participating in the Fund's Dividend Reinvestment and Cash Purchase Plan.

-------------------------------------------------------------------------------

    REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------
===============================================================================

To the Board of Directors of The Taiwan Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Taiwan Fund, Inc. at August 31, 1998 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Taiwan Fund, Inc.'s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
Boston, Massachusetts
October 12, 1998

-------------------------------------------------------------------------------

    OTHER INFORMATION AND SUMMARY OF DIVIDEND
    REINVESTMENT AND CASH PURCHASE PLAN
-------------------------------------------------------------------------------
===============================================================================

OTHER INFORMATION

Year 2000. Many computer programs employed throughout the world use two digits rather than four to identify the year. These programs, if not adapted, may not correctly handle the change from "99" to "00" on January 1, 2000, and may not be able to perform necessary functions. The Year 2000 issue affects virtually all companies and organizations.

The Investment Adviser has advised the Fund that it is implementing steps intended to ensure that its computer systems are capable of Year 2000 processing. In addition, the Fund is inquiring with third parties to assess the adequacy of their Year 2000 compliance efforts. The Fund intends to develop contingency plans intended to ensure that third-party noncompliance will not materially affect the Fund's operations. The Fund does not currently anticipate that the Year 2000 issue will have an adverse effect on the Investment Adviser's ability to continue to provide the services currently provided to the Fund.

Companies in which the Fund invests could be adversely affected by the Year 2000 issue, but the Fund cannot predict the consequential effect on its investment return. To the extent the impact on a portfolio holding is negative, the Fund's investment return could be adversely affected.

WHAT IS THE DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN?

The Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers shareholders of The Taiwan Fund, Inc. (the "Fund") a prompt and simple way to reinvest their dividends and capital gains distributions in shares of the Fund. The Fund will distribute to shareholders, at least annually, substantially all of its net income and expects to distribute annually its net realized capital gains. State Street Bank and Trust Company acts as Plan Agent for shareholders in administering the Plan. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent.

WHO CAN PARTICIPATE IN THE PLAN?

If you own shares in your own name, you can elect to participate directly in the Plan. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate on your behalf.

WHAT DOES THE PLAN OFFER?

The Plan has two components; reinvestment of dividends and capital gains distributions, and a voluntary cash purchase feature.

REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

If you choose to participate in the Plan, your dividends and capital gains distributions will be promptly invested for you, automatically increasing your holdings in the Fund. If the Fund declares a dividend or capital gains distribution payable in cash, you will automatically receive shares purchased by the Plan Agent on the New York Stock Exchange or otherwise on the open market.

If a distribution is declared which is payable in shares or cash at the option of the shareholder and if on the valuation date (generally the payable date) the market price of shares is equal to or exceeds their net asset value, the Fund will issue new shares to you at the greater of the following: (a) net asset value per share or (b) 95% of the market price per share. If the market price per share on the

-------------------------------------------------------------------------------

    OTHER INFORMATION AND SUMMARY OF DIVIDEND
    REINVESTMENT AND CASH PURCHASE PLAN (continued)
-------------------------------------------------------------------------------
===============================================================================

valuation date is less than the net asset value per share, the Fund will issue new shares to you at the market price per share on the valuation date.

All reinvestments are in full and fractional shares, carried to three decimal places. In the case of foreign (non-U.S.) shareholders, reinvestment will be made net of applicable withholding tax.

VOLUNTARY CASH PURCHASE OPTION

Plan participants have the option of making investments in Fund shares through the Plan Agent. You may invest any amount from $100 to $3,000 semi-annually. The Plan Agent will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or about February 15 and August 15. If you hold shares in your own name, you should deal directly with the Plan Agent. We suggest you send your check to the following address to be received on or about February 5 or August 5 to allow time for processing: State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266. The Plan Agent will return any cash payments received more than thirty days prior to February 15 or August 15, and you will not receive interest on uninvested cash payments. If you own shares that are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to arrange for them to participate in the cash purchase option on your behalf.

IS THERE A COST TO PARTICIPATE?

Each participant will pay a pro rata portion of brokerage commissions payable with respect to purchases of shares by the Plan Agent on the New York Stock Exchange or otherwise on the open market. Otherwise, there is no charge to participants for reinvesting dividends and capital gains distributions, since the Plan Agent's fees are paid by the Fund. Brokerage charges for purchasing shares through the Plan are expected to be less than the usual brokerage charges for individual transactions, because the Plan Agent will purchase stock for all participants in blocks, resulting in lower commissions for each individual participant.

For purchases from voluntary cash payments, participants are charged a service fee of $.75 for each investment and a pro rata share of the brokerage commissions.

Brokerage commissions and service fees, if any, will be deducted from amounts to be invested.

WHAT ARE THE TAX IMPLICATIONS FOR PARTICIPANTS?

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

If the Fund issues shares upon reinvestment of a dividend or capital gains distribution, for U.S. federal income tax purposes, the amount reportable in respect of the reinvested amount of the dividend or distribution will be the fair market value of the shares received as of the payment date, which will be reportable as ordinary dividend income and/or long term capital gains. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the payment date. State, local and foreign taxes may also be applicable.

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    OTHER INFORMATION AND SUMMARY OF DIVIDEND
    REINVESTMENT AND CASH PURCHASE PLAN (continued)
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ONCE ENROLLED IN THE PLAN, MAY I WITHDRAW FROM IT?

You may withdraw from the Plan without penalty at any time by written notice to the Plan Agent.

If you withdraw, you will receive, without charge, stock certificates issued in your name for all full shares, or, if you wish, the Plan Agent will sell your shares and send you the proceeds, less a service fee of $2.50 and less brokerage commissions. The Plan Agent will convert any fractional shares you hold at the time of your withdrawal to cash at the current market price and send you a check for the proceeds.

WHOM SHOULD I CONTACT FOR ADDITIONAL INFORMATION?

If you hold shares in your own name, please address all notices, correspondence, questions, or other communications regarding the Plan to: State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266, 1-800-426-5523. If your shares are not held in your name, you should contact your brokerage firm, bank, or other nominee for more information and to arrange for them to participate in the Plan on your behalf.

Either the Fund or the Plan Agent may amend or terminate the Plan. Except in the case of amendments necessary or appropriate to comply with applicable law, rules or policies or a regulatory authority, participants will be mailed written notice at least 90 days before the effective date of any amendment. In the case of termination, participants will be mailed written notice at least 90 days before the record date of any dividend or capital gains distribution by the Fund.



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    UNITED STATES ADDRESS
    The Taiwan Fund, Inc.
    225 Franklin Street
    Boston, MA
    1-800-636-9242

    INVESTMENT ADVISER
    China Securities Investment Trust Corporation
    Taipei, Taiwan

    DIRECTORS AND OFFICERS
    Benny T. Hu, President and Director
    David Dean, Director
    Joe O. Rogers, Director
    Jack C. Tang, Director
    Lawrence J. Lau, Director
    Michael Chen, Director
    S.Y. Wang, Director
    Lawrence F. Weber, Director
    Gloria Wang, Secretary and Treasurer
    Laurence E. Cranch, Assistant Secretary

    ADMINISTRATOR, ACCOUNTING AGENT,
    TRANSFER AGENT, DIVIDEND PAYING
    AGENT, AND REGISTRAR
    State Street Bank and Trust Company
    Boston, MA

    CUSTODIANS
    The International Commercial Bank of China
    Taipei, Taiwan
    State Street Bank and Trust Company
    Boston, MA

    LEGAL COUNSEL
    Rogers & Wells LLP, New York, NY
    Lee and Li, Taipei, Taiwan

    INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    Boston, MA